Exhibit 10.7.B
                                                                  --------------

        THIS AMENDMENT amends that certain Extension of Collaboration Agreement entered into by and among Neah Power Systems, Inc., a Nevada corporation (the "COMPANY"), Neah Power Systems, Inc., a Washington corporation (the "SUBSIDIARY") and Novellus Systems, Inc. ("NOVELLUS") dated May 24, 2006 (as earlier amended on August 22, 2006, the "LETTER AGREEMENT"), and is entered into by and among the Company, the Subsidiary and Novellus as of September 29, 2006 (the "AMENDMENT").

        WHEREAS, the parties desire to amend the Letter Agreement in certain respects;

        NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties hereto agree as follows:

                1. Capitalized terms used but not defined herein shall have the meanings given such terms in the Letter Agreement.

                2. Section 1 is hereby deleted and replaced in its entirety by the following:

        1.      Extension  of   Collaboration   Agreement;   Novellus   Existing
Indebtedness:

The Collaboration Agreement is hereby extended as provided for herein, and Purchaser hereby agrees to guarantee any outstanding obligations of Neah thereunder. To the extent that the Merger Agreement gives Novellus the opportunity to convert up to $150,000 of indebtedness owed by Neah to common stock of the Purchaser, Purchaser and Neah acknowledge and agree that Novellus has determined not to convert any of this indebtedness to common stock, with the result that such indebtedness remains outstanding and payable to Novellus by Neah and is guaranteed by Purchaser as provided above. This indebtedness will be due and payable on or before November 30, 2006."

                3. Except as amended hereby, the Letter Agreement shall remain unmodified and is hereby ratified in all respects.

                4. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed and delivered shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.


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IN WITNESS WHEREOF,  the Company, the Subsidiary and Novellus have executed this
Amendment as of the date first written above.


                                    COMPANY:
                                    --------

                                    NEAH POWER SYSTEMS, INC.
                                    (a Nevada corporation)


                                            /s/ Paul Abramowitz
                                            -------------------
                                    By:     Paul Abramowitz
                                    Its:    President & CEO


                                    SUBSIDIARY:
                                    -----------

                                    NEAH POWER SYSTEMS, INC.
                                    (a Washington corporation)


                                            /s/ Paul Abramowitz
                                            -------------------
                                    By:     Paul Abramowitz
                                    Its:    President & CEO


                                    NOVELLUS:
                                    ---------

                                    NOVELLUS SYSTEMS, INC.
                                    (a California corporation)


                                            /s/ Wilbert Van Den Hoek
                                            ------------------------
                                    By:     Wilbert van den Hoek
                                    Its:    Executive VP